UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

FEBRUARY 3, 2003 (NOVEMBER 21, 2002)

Date of Report (Date of earliest event reported)

PINNACOR INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30309	13-4042678
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 West 26th Street 13th Floor New York, NY		10001
(Address of principal executive offices)		(Zip Code)

(212) 691-7900
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K, as filed with the Securities and Exchange Commission (“SEC”) on November 21, 2002, as set forth in the pages attached hereto.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)               Financial Statements of business acquired

The consolidated financial statements of Inlumen, Inc., for the periods reflected therein, are set forth in Exhibit 99.1 and Exhibit 99.2

(b)              Pro Forma Financial Information

The pro forma condensed combining financial information for Pinnacor Inc. and Inlumen, Inc., for the periods reflected therein, is set forth in Exhibit 99.3.

(c)               Exhibits

23                 Consent of Pricewaterhouse Coopers LLP

99.1                  Audited Consolidated Financial Statements of Inlumen, Inc. as of December 31, 2001 and 2000 and for the Years Then Ended.

99.2                  Unaudited Consolidated Financial Statements of Inlumen, Inc. as of September 30, 2002 and 2001 and for the Nine Months Then Ended.

99.3                  Pinnacor Inc’s unaudited pro forma condensed combining financial statements as of September 30, 2002 and for the nine months ended September 30, 2002 and for the year ended December 31, 2001 giving the effect to the acquisition of the operating assets of Inlumen, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by theundersigned thereunto duly authorized.

PINNACOR INC.

By:	/s/ David Obstler
David Obstler
Chief Financial Officer and Treasurer
Dated: February 03, 2003

EXHIBIT INDEX

No.	Description

23	Consent of PricewaterhouseCoopers LLP

99.1	Audited Consolidated Financial Statements of Inlumen, Inc. as of December 31, 2001 and 2000 and for the Years Then Ended.

99.2	Unaudited Consolidated Financial Statements of Inlumen, Inc. as of September 30, 2002 and 2001 and for the Nine Months Then Ended.

99.3

Pinnacor Inc’s unaudited pro forma condensed combining financial statements as of December 31, 2001 and for the nine months ended September 30, 2002 giving the effect to the acquisition of the operating assets of Inlumen, Inc.